Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports Third Quarter Earnings

Q3 2016 Continuing Operations Diluted Earnings per Share of $0.42, and $0.47 on an Adjusted Basis

Third Quarter 2016 Highlights

•	All-time record quarterly used retail unit sales of 30,933, up 1.5% over the prior year quarter

•	Record third quarter fixed operations gross profit of $170.0 million, up 0.2% over the prior year quarter with one less selling day

•	All-time record F&I quarterly gross profit of $89.6 million, up 4.4% over the prior year quarter

•	EchoPark® stores retail 1,458 units, up 58.5% from the prior year quarter – five stores operational in the Denver market

CHARLOTTE, N.C. – November 1, 2016 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported financial results for the third quarter of 2016.

GAAP Basis

Net income from continuing operations for the third quarter of 2016 was $19.0 million, or $0.42 per diluted share. Included in these amounts are net pre-tax charges totaling $3.7 million, or $0.05 per diluted share, consisting of fixed asset impairment charges (relating to a facility construction project and the abandonment of certain construction projects) which were partially offset by favorable storm-related physical damage and legal accrual adjustments. Also included in the reported amounts for the third quarter of 2016 is a net loss from operations related to EchoPark® of $2.3 million, or $0.05 per diluted share.

Net income from continuing operations for the third quarter of 2015 was $27.1 million, or $0.53 per diluted share. Included in these reported amounts is a net loss from operations related to EchoPark® of $2.2 million, or $0.04 per diluted share.

Adjusted Basis

Adjusted net income from continuing operations for the third quarter of 2016 was $21.2 million, or $0.47 per diluted share. Excluded from these adjusted amounts are the impairment of fixed assets, physical damage and legal adjustments discussed above (see attached tables for additional information and reconciliation of reported GAAP basis amounts to adjusted balances).

There were no adjusted amounts for the third quarter of 2015.

Commentary

Jeff Dyke, Sonic’s EVP of Operations, stated, “We had another record quarter in fixed operations, F&I and pre-owned, but did face headwinds during the quarter. Stop-sale vehicles, BMW brand performance and weakness in one of our most profitable markets, Houston, negatively impacted our results. Given BMW’s brand performance during the quarter and that BMW stores represent over 30% of our profitability, we were negatively impacted. We have absolute confidence in the BMW brand and are working with our partners at BMW to address this bump in the road, which we view as a short-term issue. We are making progress with our stop-sale inventory with less than 2,200 units on hand at the end of the third quarter of 2016 compared to nearly 4,700 units on hand at the end of the second quarter of 2016. Finally, we expect weakness to continue in the Houston market, especially in our high-line stores, through at least the end of the year as we believe the energy sector’s recovery may take time to gain some momentum.”

“Our One Sonic-One Experience (“OSOE”) stores are also making good progress and we plan to launch the technology in our first BMW store in the first quarter of 2017. The technology, pricing tools and OSOE playbook have continued to develop nicely and we are excited to see how these tools can be leveraged in a BMW retail operation. We are confident that the implementation of OSOE will greatly enhance our BMW customers’ buying experience as our EchoPark® stores and current OSOE stores boast some of the very highest social media reputation scores in the industry.”

B. Scott Smith, Sonic’s Chief Executive Officer, noted, “We continued to execute our long-term strategies during a challenging third quarter. Expansion of EchoPark® is continuing with two new stores operating during the quarter. We are very excited that combined, our original three stores generated positive cash during the third quarter. Our sixth Denver market store, located in Colorado Springs, will open during the first half of 2017. In addition, we will break ground on our first Texas locations in the first half of 2017.”

“We are also very excited to announce the progress we are making with our open-points. Our new Mercedes-Benz open-point in McKinney, Texas began operations during the quarter. We expect this store to contribute in excess of $100 million in revenue once it is completely ramped up. The Nissan open-point in Cleveland, Tennessee, with expected annual revenues in excess of $30 million, will open before the end of the current year. Lastly, our Pensacola Audi open-point broke ground during the quarter and is expected to open in the first quarter of 2017. Once fully operational, we anticipate this store will produce annual revenues in excess of $50 million. We continue to work with our manufacturer partners and anticipate further growth via additional open-points over the next several years.”

“Lastly, our commitment to return capital to shareholders continued during the quarter as we repurchased approximately 579,000 Class A shares for roughly $10.0 million and declared a dividend with an expected payment of $2.2 million. This brings our year-to-date annual return of capital to shareholders through stock repurchases to $97.5 million. Coupled with dividends declared during 2016 of $9.0 million, we will have returned over $100 million to shareholders so far in 2016.”

“Based on results experienced so far this year and uncertainty related to new vehicle margins in the fourth quarter, we are adjusting our earnings guidance range. We currently estimate diluted earnings per share from continuing operations for the fourth quarter of 2016 will range from $0.59 to $0.69 and $1.95 to $2.05 on an adjusted basis for the full year of 2016. This guidance does not include the effect of any amounts related to an anticipated settlement with VW expected to be finalized by the end of the year.”

Dividend

Sonic’s Board of Directors approved a quarterly dividend of $0.05 per share payable in cash for stockholders of record on December 15, 2016. The dividend will be payable on January 13, 2017.

Third Quarter 2016 Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Webcasts & Presentations.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.450.3867

International: 1.706.643.0958

Conference ID: 96968408

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 96968408

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400
C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Forward Looking Statements

Included herein are forward-looking statements, including statements with respect to anticipated expansion of our EchoPark® business, anticipated improved profitability in the fourth quarter of 2016, anticipated continued weakness in the Houston market, anticipated launch of OSOE technology in new markets in the first quarter of 2017, anticipated opening dates for and anticipated future annual revenues from previously-announced open-point dealerships, anticipated additional open-point dealerships in future years, and anticipated diluted earnings per share from continuing operations for the fourth quarter and the full year ending December 31, 2016.

There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2015. The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income and adjusted earnings per share from continuing operations, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these measures to the most directly comparable GAAP measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure, provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

###

Sonic Automotive, Inc.

Results of Operations (Unaudited)

This release contains certain non-GAAP financial measures (the “Adjusted” amounts) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures (the “Reported” amounts) in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$1,364,842	$1,352,180	$3,784,122	$3,828,027
Fleet vehicles	10,302	15,849	42,056	37,612

Total new vehicles	1,375,144	1,368,029	3,826,178	3,865,639
Used vehicles	660,974	652,058	1,881,514	1,904,594
Wholesale vehicles	70,522	37,971	153,141	120,760

Total vehicles	2,106,640	2,058,058	5,860,833	5,890,993
Parts, service and collision repair	361,709	350,520	1,059,093	1,019,878
Finance, insurance and other, net	89,579	85,830	254,940	242,792

Total revenues	2,557,928	2,494,408	7,174,866	7,153,663
Gross profit	359,085	360,251	1,057,540	1,050,764
Selling, general and administrative expenses	(282,141)	(280,041)	(843,721)	(835,564)
Impairment charges	(6,089)	(37)	(6,240)	(16,698)
Depreciation and amortization	(19,928)	(17,250)	(57,302)	(50,953)

Operating income (loss)	50,927	62,923	150,277	147,549
Other income (expense):
Interest expense, floor plan	(6,672)	(5,364)	(19,797)	(15,488)
Interest expense, other, net	(13,016)	(12,361)	(37,560)	(38,635)
Other income (expense), net	11	—	120	102

Total other income (expense)	(19,677)	(17,725)	(57,237)	(54,021)

Income (loss) from continuing operations before taxes	31,250	45,198	93,040	93,528
Provision for income taxes for continuing operations - benefit (expense)	(12,281)	(18,095)	(36,565)	(36,944)

Income (loss) from continuing operations	18,969	27,103	56,475	56,584

Income (loss) from discontinued operations	(858)	(598)	(918)	(1,331)

Net income (loss)	$18,111	$26,505	$55,557	$55,253

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.42	$0.53	$1.22	$1.11
Earnings (loss) per share from discontinued operations	(0.02)	(0.01)	(0.02)	(0.03)

Earnings (loss) per common share	$0.40	$0.52	$1.20	$1.08

Weighted average common shares outstanding	45,354	50,769	46,130	51,086

Gross Margin Data (Continuing Operations):
New retail vehicles	4.6%	4.8%	4.9%	5.1%
Fleet vehicles	0.3%	(0.8% )	0.5%	(0.5% )
Total new vehicles	4.5%	4.8%	4.9%	5.0%
Used vehicles	6.0%	6.4%	6.2%	6.5%
Wholesale vehicles	(3.6% )	(6.5% )	(3.5% )	(4.4% )
Parts, service and collision repair	47.0%	48.4%	47.6%	48.7%
Finance, insurance and other	100.0%	100.0%	100.0%	100.0%
Overall gross margin	14.0%	14.4%	14.7%	14.7%

SG&A Expenses (Continuing Operations):
Compensation	$171,287	$167,489	$506,894	$497,158
Advertising	14,987	15,470	45,834	46,160
Rent	18,037	18,558	55,265	55,058
Other	77,830	78,524	235,728	237,188

Total SG&A expenses	$282,141	$280,041	$843,721	$835,564
SG&A expenses as % of gross profit	78.6%	77.7%	79.8%	79.5%

Operating Margin %	2.0%	2.5%	2.1%	2.1%

Unit Data (Continuing Operations):
New retail units	35,715	36,891	99,100	102,901
Fleet units	339	602	1,341	1,244

Total new units	36,054	37,493	100,441	104,145
Used units	30,933	30,467	89,553	88,903
Wholesale units	10,377	7,787	26,012	23,574

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Three Months Ended September 30, 2016
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	45,118	$18,969		$(858)		$18,111
Effect of participating securities:
Non-vested restricted stock		(11)		—		(11)

Basic earnings (loss) and shares	45,118	$18,958	$0.42	$(858)	$(0.02)	$18,100	$0.40
Effect of dilutive securities:
Stock compensation plans	236

Diluted earnings (loss) and shares	45,354	$18,958	$0.42	$(858)	$(0.02)	$18,100	$0.40

Adjustments:
Impairment charges		$6,089		$—		$6,089
Storm damage and other		(2,341)		1,000		(1,341)

Total adjustments before taxes		3,748		1,000		4,748
Income tax effect of above adjustments		(1,473)		(390)		(1,863)

Effect of adjustments, net of income taxes		$2,275	$0.05	$610	$0.01	$2,885	$0.06
Adjusted:

Earnings (loss) and diluted earnings (loss) per share (1)		$21,244	$0.47	$(248)	$(0.01)	$20,996	$0.46

(1)	Net loss attributable to EchoPark® operations was $0.05 per fully diluted share in the three months ended September 30, 2016.

	Three Months Ended September 30, 2015
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	50,456	$27,103		$(598)		$26,505
Effect of participating securities:
Non-vested restricted stock		(13)		—		(13)

Basic earnings (loss) and shares	50,456	$27,090	$0.54	$(598)	$(0.01)	$26,492	$0.53
Effect of dilutive securities:
Stock compensation plans	313

Diluted earnings (loss) and shares (2)	50,769	$27,090	$0.53	$(598)	$(0.01)	$26,492	$0.52

(2)	Net loss attributable to EchoPark® operations was $0.04 per fully diluted share in the three months ended September 30, 2015.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Nine Months Ended September 30, 2016
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	45,930	$56,475		$(918)		$55,557
Effect of participating securities:
Non-vested restricted stock		(31)		—		(31)

Basic earnings (loss) and shares	45,930	$56,444	$1.23	$(918)	$(0.02)	$55,526	$1.21
Effect of dilutive securities:
Stock compensation plans	200

Diluted earnings (loss) and shares	46,130	$56,444	$1.22	$(918)	$(0.02)	$55,526	$1.20

Adjustments:
Impairment charges		$6,089		$—		$6,089
Storm damage and other		3,702		477		4,179

Total adjustments before taxes		9,791		477		10,268
Income tax effect of above adjustments		(3,818)		(187)		(4,005)

Effect of adjustments, net of income taxes		$5,973	$0.13	$290	$0.01	$6,263	$0.14

Adjusted:

Earnings (loss) and diluted earnings (loss) per share (3)		$62,448	$1.35	$(628)	$(0.01)	$61,820	$1.34

(3) Net loss attributable to EchoPark® operations was $0.14 per fully diluted share in the nine months ended September 30, 2016.

	Nine Months Ended September 30, 2015
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	50,697	$56,584		$(1,331)		$55,253
Effect of participating securities:
Non-vested restricted stock		(27)		—		(27)

Basic earnings (loss) and shares	50,697	$56,557	$1.12	$(1,331)	$(0.03)	$55,226	$1.09
Effect of dilutive securities:
Stock compensation plans	389

Diluted earnings (loss) and shares	51,086	$56,557	$1.11	$(1,331)	$(0.03)	$55,226	$1.08

Adjustments:
Gain on disposal		$(955)		$—		$(955)
Impairment charges		16,661		—		16,661
Storm damage and other		5,138		—		5,138

Total adjustments before taxes		20,844		—		20,844
Income tax effect of above adjustments		(8,129)		—		(8,129)

Effect of adjustments, net of income taxes		$12,715	$0.25	$—	$—	$12,715	$0.25

Adjusted:

Earnings (loss) and diluted earnings (loss) per share (4)		$69,299	$1.36	$(1,331)	$(0.03)	$67,968	$1.33

(4) Net loss attributable to EchoPark® operations was $0.15 per fully diluted share in the nine months ended September 30, 2015.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Three Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,375,144	$1,368,029	$7,115	0.5%
Gross profit	$62,388	$65,435	$(3,047)	(4.7%	)
Unit sales	36,054	37,493	(1,439)	(3.8%	)
Revenue per unit	$38,141	$36,488	$1,653	4.5%
Gross profit per unit	$1,730	$1,745	$(15)	(0.9%	)
Gross profit as a % of revenue	4.5%	4.8%	(30)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$3,826,178	$3,865,639	$(39,461)	(1.0%	)
Gross profit	$186,678	$193,720	$(7,042)	(3.6%	)
Unit sales	100,441	104,145	(3,704)	(3.6%	)
Revenue per unit	$38,094	$37,118	$976	2.6%
Gross profit per unit	$1,859	$1,860	$(1)	(0.1%	)
Gross profit as a % of revenue	4.9%	5.0%	(10)	bps

	Three Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,369,958	$1,354,798	$15,160	1.1%
Gross profit	$61,794	$64,853	$(3,059)	(4.7%	)
Unit sales	35,957	37,164	(1,207)	(3.2%	)
Revenue per unit	$38,100	$36,455	$1,645	4.5%
Gross profit per unit	$1,719	$1,745	$(26)	(1.5%	)
Gross profit as a % of revenue	4.5%	4.8%	(30)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$3,820,992	$3,827,094	$(6,102)	(0.2%	)
Gross profit	$186,011	$192,204	$(6,193)	(3.2%	)
Unit sales	100,344	103,175	(2,831)	(2.7%	)
Revenue per unit	$38,079	$37,093	$986	2.7%
Gross profit per unit	$1,854	$1,863	$(9)	(0.5%	)
Gross profit as a % of revenue	4.9%	5.0%	(10)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$660,974	$652,058	$8,916	1.4%
Gross profit	$39,622	$41,730	$(2,108)	(5.1%	)
Unit sales	30,933	30,467	466	1.5%
Revenue per unit	$21,368	$21,402	$(34)	(0.2%	)
Gross profit per unit	$1,281	$1,370	$(89)	(6.5%	)
Gross profit as a % of revenue	6.0%	6.4%	(40)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,881,514	$1,904,594	$(23,080)	(1.2%	)
Gross profit	$117,121	$123,271	$(6,150)	(5.0%	)
Unit sales	89,553	88,903	650	0.7%
Revenue per unit	$21,010	$21,423	$(413)	(1.9%	)
Gross profit per unit	$1,308	$1,387	$(79)	(5.7%	)
Gross profit as a % of revenue	6.2%	6.5%	(30)	bps

	Three Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$649,308	$644,255	$5,053	0.8%
Gross profit	$39,862	$41,726	$(1,864)	(4.5%	)
Unit sales	30,433	30,053	380	1.3%
Revenue per unit	$21,336	$21,437	$(101)	(0.5%	)
Gross profit per unit	$1,310	$1,388	$(78)	(5.6%	)
Gross profit as a % of revenue	6.1%	6.5%	(40)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,869,441	$1,878,064	$(8,623)	(0.5%	)
Gross profit	$118,250	$123,062	$(4,812)	(3.9%	)
Unit sales	89,033	87,549	1,484	1.7%
Revenue per unit	$20,997	$21,452	$(455)	(2.1%	)
Gross profit per unit	$1,328	$1,406	$(78)	(5.5%	)
Gross profit as a % of revenue	6.3%	6.6%	(30)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$70,522	$37,971	$32,551	85.7%
Gross profit (loss)	$(2,507)	$(2,481)	$(26)	(1.0%	)
Unit sales	10,377	7,787	2,590	33.3%
Revenue per unit	$6,796	$4,876	$1,920	39.4%
Gross profit (loss) per unit	$(242)	$(319)	$77	24.1%
Gross profit (loss) as a % of revenue	(3.6% )	(6.5% )	290	bps

	Nine Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$153,141	$120,760	$32,381	26.8%
Gross profit (loss)	$(5,425)	$(5,366)	$(59)	(1.1%	)
Unit sales	26,012	23,574	2,438	10.3%
Revenue per unit	$5,887	$5,123	$764	14.9%
Gross profit (loss) per unit	$(209)	$(228)	$19	8.3%
Gross profit (loss) as a % of revenue	(3.5% )	(4.4% )	90	bps

	Three Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$70,029	$37,599	$32,430	86.3%
Gross profit (loss)	$(2,385)	$(2,420)	$35	1.4%
Unit sales	10,323	7,722	2,601	33.7%
Revenue per unit	$6,784	$4,869	$1,915	39.3%
Gross profit (loss) per unit	$(231)	$(313)	$82	26.2%
Gross profit (loss) as a % of revenue	(3.4% )	(6.4% )	300	bps

	Nine Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$152,627	$119,269	$33,358	28.0%
Gross profit (loss)	$(5,300)	$(5,072)	$(228)	(4.5%	)
Unit sales	25,953	23,300	2,653	11.4%
Revenue per unit	$5,881	$5,119	$762	14.9%
Gross profit (loss) per unit	$(204)	$(218)	$14	6.4%
Gross profit (loss) as a % of revenue	(3.5% )	(4.3% )	80	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$146,365	$147,308	$(943)	(0.6%	)
Warranty	60,388	58,522	1,866	3.2%
Wholesale parts	44,202	45,832	(1,630)	(3.6%	)
Internal, sublet and other	110,754	98,858	11,896	12.0%

Total	$361,709	$350,520	$11,189	3.2%

Gross profit
Customer pay	$79,153	$80,588	$(1,435)	(1.8%	)
Warranty	32,176	32,337	(161)	(0.5%	)
Wholesale parts	7,566	8,045	(479)	(6.0%	)
Internal, sublet and other	51,108	48,767	2,341	4.8%

Total	$170,003	$169,737	$266	0.2%

Gross profit as a % of revenue
Customer pay	54.1%	54.7%	(60)	bps
Warranty	53.3%	55.3%	(200)	bps
Wholesale parts	17.1%	17.6%	(50)	bps
Internal, sublet and other	46.1%	49.3%	(320)	bps
Total	47.0%	48.4%	(140)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$443,007	$431,479	$11,528	2.7%
Warranty	172,759	169,170	3,589	2.1%
Wholesale parts	133,533	136,693	(3,160)	(2.3%	)
Internal, sublet and other	309,794	282,536	27,258	9.6%

Total	$1,059,093	$1,019,878	$39,215	3.8%

Gross profit
Customer pay	$240,833	$236,551	$4,282	1.8%
Warranty	92,951	94,776	(1,825)	(1.9%	)
Wholesale parts	23,305	24,332	(1,027)	(4.2%	)
Internal, sublet and other	147,137	140,688	6,449	4.6%

Total	$504,226	$496,347	$7,879	1.6%

Gross profit as a % of revenue
Customer pay	54.4%	54.8%	(40)	bps
Warranty	53.8%	56.0%	(220)	bps
Wholesale parts	17.5%	17.8%	(30)	bps
Internal, sublet and other	47.5%	49.8%	(230)	bps
Total	47.6%	48.7%	(110)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$146,048	$145,938	$110	0.1%
Warranty	60,307	57,858	2,449	4.2%
Wholesale parts	44,199	45,270	(1,071)	(2.4%	)
Internal, sublet and other	109,657	97,765	11,892	12.2%

Total	$360,211	$346,831	$13,380	3.9%

Gross profit
Customer pay	$78,995	$79,791	$(796)	(1.0%	)
Warranty	32,094	32,042	52	0.2%
Wholesale parts	7,565	7,916	(351)	(4.4%	)
Internal, sublet and other	50,345	48,116	2,229	4.6%

Total	$168,999	$167,865	$1,134	0.7%

Gross profit as a % of revenue
Customer pay	54.1%	54.7%	(60)	bps
Warranty	53.2%	55.4%	(220)	bps
Wholesale parts	17.1%	17.5%	(40)	bps
Internal, sublet and other	45.9%	49.2%	(330)	bps
Total	46.9%	48.4%	(150)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$442,688	$424,867	$17,821	4.2%
Warranty	172,678	166,934	5,744	3.4%
Wholesale parts	133,530	134,605	(1,075)	(0.8%	)
Internal, sublet and other	308,680	278,733	29,947	10.7%

Total	$1,057,576	$1,005,139	$52,437	5.2%

Gross profit
Customer pay	$240,675	$232,869	$7,806	3.4%
Warranty	92,919	93,614	(695)	(0.7%	)
Wholesale parts	23,304	23,906	(602)	(2.5%	)
Internal, sublet and other	145,882	138,710	7,172	5.2%

Total	$502,780	$489,099	$13,681	2.8%

Gross profit as a % of revenue
Customer pay	54.4%	54.8%	(40)	bps
Warranty	53.8%	56.1%	(230)	bps
Wholesale parts	17.5%	17.8%	(30)	bps
Internal, sublet and other	47.3%	49.8%	(250)	bps
Total	47.5%	48.7%	(120)	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$89,579	$85,830	$3,749	4.4%
Gross profit per retail unit (excludes fleet)	$1,344	$1,274	$70	5.5%

	Nine Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$254,940	$242,792	$12,148	5.0%
Gross profit per retail unit (excludes fleet)	$1,351	$1,266	$85	6.7%

	Three Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$88,551	$84,981	$3,570	4.2%
Gross profit per retail unit (excludes fleet)	$1,341	$1,276	$65	5.1%

	Nine Months Ended September 30,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$253,287	$240,163	$13,124	5.5%
Gross profit per retail unit (excludes fleet)	$1,347	$1,267	$80	6.3%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended September 30,				Better / (Worse)
	2016		2015		Change	% Change
	(In thousands)
Reported:
Compensation	$171,287		$167,489		$(3,798)	(2.3%	)
Advertising	14,987		15,470		483	3.1%
Rent	18,037		18,558		521	2.8%
Other	77,830		78,524		694	0.9%

Total SG&A expenses	$282,141		$280,041		$(2,100)	(0.7%	)

Adjustments:
Storm damage and other	$2,341		$—		$2,341	100.0%

Total SG&A adjustments	$2,341		$—		$2,341	100.0%

Adjusted:

Total adjusted SG&A expenses	$284,482		$280,041		$(4,441)	(1.6%	)

Reported:
SG&A expenses as a % of gross profit
Compensation	47.7%		46.5%		(120)	bps
Advertising	4.2%		4.3%		10	bps
Rent	5.0%		5.2%		20	bps
Other	21.7%		21.7%		(0)	bps

Total SG&A expenses as a % of gross profit	78.6%		77.7%		(90)	bps

Adjustments:
Storm damage and other	0.6%		0.0%		(60)	bps

Total effect of adjustments	0.6%		0.0%		(60)	bps
Adjusted:

Total adjusted SG&A as a % of gross profit	79.2%		77.7%		(150)	bps

	Nine Months Ended September 30,				Better / (Worse)
	2016		2015		Change	% Change
	(In thousands)
Reported:
Compensation	$506,894		$497,158		$(9,736)	(2.0%	)
Advertising	45,834		46,160		326	0.7%
Rent	55,265		55,058		(207)	(0.4%	)
Other	235,728		237,188		1,460	0.6%

Total SG&A expenses	$843,721		$835,564		$(8,157)	(1.0%	)

Adjustments:
Gain on disposal	$—		$955		$(955)	(100.0%	)
Storm damage and other	(3,702)		(5,138)		1,436	27.9%

Total SG&A adjustments	$(3,702)		$(4,183)		$481	11.5%

Adjusted:

Total adjusted SG&A expenses	$840,019		$831,381		$(8,638)	(1.0%	)

Reported:
SG&A expenses as a % of gross profit
Compensation	47.9%		47.3%		(60)	bps
Advertising	4.3%		4.4%		10	bps
Rent	5.2%		5.2%		0	bps
Other	22.4%		22.6%		20	bps

Total SG&A expenses as a % of gross profit	79.8%		79.5%		(30)	bps

Adjustments:
Gain on disposal	0.0%		0.1%		10	bps
Storm damage and other	(0.4%	)	(0.5%	)	(10)	bps

Total effect of adjustments	(0.4%	)	(0.4%	)	—	bps

Adjusted:

Total adjusted SG&A as a % of gross profit	79.4%		79.1%		(30)	bps